UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2016

SYNTA PHARMACEUTICALS CORP.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33277 (Commission File Number)	04-3508648 (IRS Employer Identification No.)

125 Hartwell Avenue Lexington, MA (Address of principal executive offices)	02421 (Zip Code)

(781) 274-8200

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On June 8, 2016, Synta Pharmaceuticals Corp. (“Synta”) posted an updated version of its corporate presentation on its website at www.syntapharma.com.  A copy of the corporate presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference in its entirety.

Additionally, on June 8, 2016, Synta announced the date and location of its 2016 annual meeting of stockholders.  A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference in its entirety.

Additional Information about the Merger and Where to Find It

This Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. A definitive proxy statement on Schedule 14A and a proxy card were filed with the Securities and Exchange Commission (“SEC”) on June 8, 2016 and will be mailed to Synta’s stockholders on or about June 13, 2016 seeking the required stockholder approvals in connection with the proposed transactions. The proxy statement contains important information about Synta, Madrigal, the transaction and related matters.  BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT SYNTA MAY FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Stockholders may obtain, free of charge, copies of the definitive proxy statement and any other documents filed by Synta with the SEC in connection with the proposed transactions at the SEC’s website (http://www.sec.gov), at Synta’s website under the heading “Investors / SEC Filings”, or by directing a written request to: Synta Pharmaceuticals Corp., 125 Hartwell Avenue, Lexington, MA 02421, Attention: Wendy Rieder, Esq.

Synta and its directors and executive officers and Madrigal and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Synta in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the merger is included in the proxy statement referred to above. This document is available free of charge at the SEC web site (www.sec.gov), at Synta’s website under the heading “Investors / SEC Filings”, or by directing a written request to Synta as described above.

Cautionary Statement Regarding Forward-Looking Statements

Any statements made herein relating to future financial or business performance, conditions, plans, prospects, trends, or strategies and other financial and business matters, including without limitation, the potential closing date of the transaction, the amount of Synta’s net cash at closing, the prospects for commercializing or selling any drug candidates, are forward-looking statements within the meaning of the Private Securities

Litigation Reform Act of 1995. In addition, when or if used in this press release, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants, as they relate to Synta, Madrigal or the management of either company, before or after the aforementioned merger, may identify forward-looking statements. Synta cautions that these forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time. Important factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include risks and uncertainties, including (i) the timing and completion of the Company’s merger with Madrigal, including its ability to satisfy the closing conditions of the Merger Agreement with Madrigal, including the closing condition that Synta have a minimum net cash amount of $28.5 million, (ii) the Company’s continued listing on NASDAQ, (iii) the failure by Synta or Madrigal to secure and maintain relationships with collaborators; (iv) risks relating to clinical trials; (v) risks relating to the commercialization, if any, of Synta’s or Madrigal’s proposed product candidates (such as marketing, regulatory, product liability, supply, competition, and other risks); (vi) dependence on the efforts of third parties; (vii) dependence on intellectual property; and (viii) risks that Synta or Madrigal may lack the financial resources and access to capital to fund proposed operations. Further information on the factors and risks that could affect Synta’s business, financial conditions and results of operations are contained in Synta’s filings with the U.S. Securities and Exchange Commission, which are available at www.sec.gov. The forward-looking statements represent Synta’s and Madrigal’s estimate as of the date hereof only, and Synta and Madrigal specifically disclaim any duty or obligation to update forward-looking statements.

Item 9.01              Financial statements and Exhibits

(d)           The following exhibits are furnished with this report:

Exhibit Number	Description

99.1	Corporate Presentation, dated June 8, 2016.
99.2	Press Release, dated June 8, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTA PHARMACEUTICALS CORP.

Date: June 8, 2016	/s/ Marc Schneebaum
Marc Schneebaum
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Corporate Presentation, dated June 8, 2016.
99.2	Press Release, dated June 8, 2016.